UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

Voya Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2019

Voya Investors Trust
■ VY®	BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S
Voya Variable Insurance Trust
■ VY®	BrandywineGLOBAL — Bond Portfolio (formerly known as VY® Goldman Sachs Bond Portfolio)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for one of the Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New season, last year’s plot

Dear Shareholder,

The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.

So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.

Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.

With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)

Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.

Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the

President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.

And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.

In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.

In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.

In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)
U.S. Treasury Obligations	50.3%
Corporate Bonds/Notes	25.7%
U.S. Government Agency Obligations	8.8%
Sovereign Bonds	7.2%
Commercial Mortgage-Backed Securities	1.9%
Asset-Backed Securities	1.4%
Purchased Options	0.5%
Assets in Excess of Other Liabilities*	4.2%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 8.21% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 8.43% for the same period.

Portfolio Specifics: In the wake of a difficult end to the 2018 year, financial markets rebounded on a dramatic shift in policy stance from the U.S. Federal Reserve Board (“Fed”). The Fed embraced a new philosophy of “patience” and “flexibility”, indicating a pause from its hiking cycle to observe the lagged effects of prior tightening on the economy. This shift supported a “risk-on” tone in the market that was supportive of overall positioning in the first quarter, particularly in spread assets and U.S. breakevens. As geopolitical risks rose in the second quarter around U.S.-China trade negotiations and as the Fed joined central banks globally in a bout of synchronous easing in the third quarter, the Portfolio’s overweight in U.S. real rates also contributed to positive performance. Though the Portfolio’s UK breakevens short detracted from performance throughout most of the year, the eventual breakthrough in Brexit negotiations and Prime Minister Boris Johnson’s election victory helped drive positive performance via the Portfolio’s relative value positioning in U.S. vs. UK breakevens, particularly in the fourth quarter. Detracting from performance was the Portfolio’s U.S. and German nominal rates positioning. Though the team tactically traded rates throughout the year, the Portfolio was broadly biased to be underweight U.S. nominal rates though the second and third quarters. Disappointing manufacturing PMIs in Europe, deteriorating growth conditions abroad, and the inversion of the 3-month/10-year U.S. nominal yield curve in March led rates to rally at the end of the first quarter and that rally persisted through August, adversely affecting the Portfolio’s performance.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.875%, 01/15/29	4.9%
United States Treasury Inflation Indexed Bonds, 0.375%, 01/15/27	4.2%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	3.9%
United States Treasury Inflation Indexed Bonds, 0.500%, 01/15/28	3.2%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	3.1%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/26	3.0%
Fannie Mae, 2.625%, 09/06/24	2.7%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/26	2.6%
Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/28	2.4%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/45	2.2%

Portfolio holdings are subject to change daily.

Market Overview: The global markets in 2019 were influenced by growth concerns and geopolitical uncertainty. The year started with a broad risk-on tone but turned cautionary into the second quarter with a sustained rally in global rates. The flight-to-safety was triggered by rising recession fears, escalating U.S.-China tension, and tightening financial conditions. The trend continued through the third quarter of 2019 when the recession fears swelled to their peak after a slew of negative data surprises around the world. As the year progressed, sentiment turned upbeat when U.S.-China tensions eased, with the two sides striking an unexpected “Phase 1” trade deal in December. The Fed smoothed policy concerns by cutting interest rates three times throughout the year. The Fed also signaled the beginning of the “pause” phase by once again becoming data-dependent and emphasized that any future upward adjustment in rates would need to be warranted by a sharp reversal in data. The European Central Bank (“ECB”) saw a change in leadership, with former Managing Director of the International Monetary Fund Christine Lagarde taking the helm. The ECB restarted its quantitative easing program in November and lowered the deposit rate to –0.5%, reiterating its stance on keeping rates steady or lower unless inflation across the regions shows a meaningful pick-up. In the UK, Brexit made significant progress as Boris Johnson became prime minister in May. In December, Prime Minister Johnson’s Conservative Party notched a crucial landslide win in the UK general election, securing a majority victory that will allow him to proceed with his Brexit plan.

Current Strategy and Outlook: U.S.: We expect growth to remain supported even as the economy continues along into the late-cycle stages of economic expansion. Though we believe that growth has moderated and U.S. exceptionalism is no longer the case, we believe the U.S. consumer has shown signs of continued resilience. With household spending healthy, an unemployment rate at multi-decade lows, and financial conditions accommodative, a recession seems unlikely to occur in the near-term, in our view. Over the course of 2019, the Fed signaled its willingness to take action

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

in order to “sustain” the current economic expansion, which gave way to more dovish global central banks and helped form the basis of our latest theme around central bank accommodation. From here, we believe the bar for further easing is high, and would necessitate a material growth slowdown (which is unlikely in our view). Around inflation, U.S. core Consumer Price Index (“CPI”) is now running at 2.3% year-over-year — what we believe to be a healthy trend that is partly being supported by tariffs implemented this year. Looking ahead, with the cancellation of future tariffs announced in the “Phase One” deal, we expect only modest new tariff pass-through in coming months. We believe core CPI inflation could peak around 2.4% in early 2020, before gradually easing back to around 2.2% by year-end. With this backdrop in mind, as risk appetite is maintained and global geopolitical risks ease, we believe U.S. breakevens remain attractive. With that said, the U.S. presidential election remains on the horizon and as clarity on the candidates emerges, this may begin to put pressure on risk assets broadly, in our opinion. Though not our base case, we continue to monitor the election events closely going into the new year.

Europe (incl. UK) — Despite the change in leadership at the ECB, a continuation in easy monetary policy is largely expected, in our opinion. Like the Fed, the ECB has similarly resumed growth in its balance sheet, helping to return some liquidity to the market. Policymakers have also become increasingly vocal about the need for fiscal policy, as the efficacy of monetary policy pushes against its limits. Tepid inflation in the region could further support the need for supportive policy, which could in turn create broad-based support for reflationary pressures even as economic data in the region stabilizes. Recent comments on the future path of inflation suggest a central bank willing to wait to see inflation data “robustly converg[ing] to a level sufficiently close to, but below, 2% within its projection horizon”. With this context, we expect core Harmonized Index of Consumer Prices to remain around ˜1.30% into 2020, maintained in part by an accommodative ECB and the weakness found in the currency over the past year. With core European breakeven levels at their lows, we find valuations to be what we believe to be attractive and maintain our long expressions in the region. In the UK, the recent developments around the general elections and Brexit more broadly suggest a retracement in elevated political risks found in the area. With the probability of a “no-deal” Brexit diminished, any Brexit-related pass-through effects to inflation is likely to be tempered and fade over time. We thus favor short breakeven expressions in the UK.

In Japan — Monetary policy is expected to remain easy in Japan, with rates below equilibrium levels. Given the persistent inflation undershoots, the Bank of Japan (“BoJ”) is expected to deliver further monetary policy and/or enact fiscal stimulus. In spite of this environment, we remain cognizant of the BoJ’s limited policy space to lower rates further, however, and the side effects of negative rates — particularly on banks’ profitability and their ability to lend — could increasingly undermine their policy efforts. Around inflation, we continue to monitor the path of inflation in Japan closely. The highly anticipated upward inflationary pressures from the VAT hike in October produced more anemic results than expected (especially when compared to the impact seen in 2014), removing a key tailwind to our position. Despite this, we remain constructive in our positioning, with broad-based upticks in rental prices across the region providing support to the inflation regime in Japan. With this in mind, in conjunction with sustained accommodative policy from the BoJ, we thus continue to prefer overweight expressions in Japanese real rates and breakevens.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	7.53%	1.46%	2.18%
Class I	8.21%	2.07%	2.81%
Class S	8.01%	1.81%	2.56%
TIPS Index	8.43%	2.62%	3.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Investment Type Allocation as of December 31, 2019 (as a percentage of net assets)
U.S. Treasury Obligations	48.9%
Corporate Bonds/Notes	32.8%
U.S. Government Agency Obligations	16.9%
Municipal Bonds	0.0%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

VY® BrandywineGLOBAL — Bond Portfolio* (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by David F. Hoffman, CFA, John P. McIntyre, CFA, Anujeet Sareen, CFA, and Stephen S. Smith, Portfolio Managers of Brandywine Global Investment Management, LLC (“Brandywine”). — the Sub-Adviser.

Performance: For the year-ended December 31, 2019, the Portfolio’s shares provided a total return of 10.12% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% for the same period.

Portfolio Specifics** — Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) — January 1, 2019 — July 26, 2019: From the period beginning January 1, 2019, through July 26, 2019, the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by approximately 120 basis points (1.20%). Markets experienced a broad-based rally year-to-date in 2019, driven by a dovish tilt in global monetary policy, alongside renewed confidence in modest economic growth. At the June U.S. Federal Reserve Board (“Fed”) meeting, the median projected hiking path in the U.S. declined, with eight Federal Open Market Committee participants projecting rate cuts this year. Similarly, a dovish speech by outgoing European Central Bank President Mario Draghi signaled forthcoming easing in the euro zone. Spread sectors tightened alongside a rally in rates. The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the period, largely due to sector positioning, relative value country positioning and corporate credit selection. Within our sector strategy, gains were primarily driven by our overweight to corporate credit, both investment-grade and high-yield, paired with a long U.S. rate hedge. Within our country strategy, gains were primarily driven by the Portfolio’s long European interest rate positions versus a number of other developed markets, such as Sweden and Japan. The Portfolio also benefited from a long U.S. inflation versus short UK inflation position. Within our corporate selection strategy, an overweight to shorter-maturity corporates, as well as selection of individual industrial corporate bonds, were additive for returns. There were no material detractors from performance over the reporting period. The Portfolio employed a number of derivative instruments, including currency forwards, Treasury futures, interest rate swaps and credit default swaps, all of which contributed to returns.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)
United States Treasury Floating Rate Note, 1.746%, 07/31/21	27.7%
United States Treasury Floating Rate Note, 1.665%, 04/30/21	13.5%
Fannie Mae, 1.500%, 07/30/20	11.5%
Federal Home Loan Banks, 1.875%, 07/07/21	5.4%
Hewlett Packard Enterprise Co., 6.350%, 10/15/45	4.9%
Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/39	4.6%
United States Treasury Bond, 2.875%, 05/15/49	3.9%
United States Treasury Floating Rate Note, 1.826%, 10/31/21	3.8%
Micron Technology, Inc., 5.327%, 02/06/29	3.4%
Dell International LLC / EMC Corp., 5.300%, 10/01/29	3.3%

Portfolio holdings are subject to change daily.

Portfolio Specifics** — Brandywine — August 9, 2019 — December 31, 2019: From the period beginning August 9, 2019 through December 31, 2019, the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by approximately 24 basis points (0.24%). In early August, we transitioned the Portfolio and actively increased our U.S. Treasury duration. The rationale for this increase was slowing economic data in the U.S., new rounds of tariffs by the Trump Administration, and a hawkish rate cut by the Fed in July. We were concerned that a deteriorating trade situation and overly hawkish Fed could cause rates to fall further and possibly push the U.S. economy closer to a recession. This increase in treasury duration contributed to performance in August as yields fell.

By mid-September the trade situation with China began to improve as both countries agreed to further trade talks and additional exemptions. Also, in mid-September the Fed cut rates for a second time in 2019 and provided dovish comments with a commitment to sustaining the current expansion. With both developments supportive of growth stabilization and with valuations looking expensive in our view, we elected to reduce our U.S. Treasury duration significantly, taking an underweight position versus the Bloomberg Barclays U.S. Aggregate Bond Index. We became more convinced that rates in the U.S. had likely bottomed for the time being. This underweight position contributed to relative returns in the latter part of the year.

As the remainder of the year progressed, we saw, in our view, an improving trade situation, large scale of stimulus in the U.S. and globally as well as what we believed to be diminished recession risks. During this time, we continued to further reduce our U.S. Treasury duration position and overall duration exposure in the Portfolio. In addition to our U.S. Treasury exposure, we maintained exposure throughout the period to a number of high-quality investment grade corporate positions that offered what we believed to be a compelling yield and attractive valuation. These positions contributed to performance during the period.

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Current Strategy and Outlook: Our outlook for 2020 calls for growth stabilization and improvement both in the U.S. and globally. We believe the large scale of global stimulus combined with an improved trade backdrop should pave the way for a growth impulse later in the year along with possibly higher interest rates in the US. As such, we are biased to potentially reduce our U.S. Treasury duration further in 2020 along with select corporate credit positions. Corporate spreads have narrowed and valuations, in our view, look less attractive in some cases. In our opinion, potential risks for the year include: U.S. elections, geopolitical tensions in the Middle East and trade negotiations.

*	Effective August 9, 2019, Goldman Sachs was removed as the sub-adviser of the Portfolio and replaced with Brandywine. In conjunction with the sub-adviser change, David F. Hoffman, John P. McIntyre, Anujeet Sareen, and Stephen S. Smith were added as portfolio managers to the Portfolio and Michael Swell and Ashish Shad were removed as portfolio managers to the Portfolio. Effective August 9, 2019, the Portfolio’s name changed to “VY® BrandywineGLOBAL — Bond Portfolio.

**	Beginning July 26, 2019, through the close of business on August 23, 2019, the Portfolio was in a transition period and may have held a large portion of the Portfolio’s assets in temporary investments.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be ”forward-looking“ statements. Actual results may differ materially from those projected in the ”forward-looking“ statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	Since Inception February 20, 2015
VY® BrandywineGLOBAL — Bond Portfolio	10.12%	2.87%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BrandywineGLOBAL — Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to August 9, 2019, the Portfolio was managed by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,018.30	1.16%	$5.90	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,021.70	0.56	2.85	1,000.00	1,022.38	0.56	2.85
Class S	1,000.00	1,020.60	0.81	4.13	1,000.00	1,021.12	0.81	4.13

VY® BrandywineGLOBAL — Bond Portfolio
	$1,000.00	$1,026.30	0.58%	$2.96	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Boards of Trustees
Voya Investors Trust and Voya Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio (formerly VY® Goldman Sachs Bond Portfolio) (the Funds), each a series of Voya Investors Trust and Voya Variable Insurance Trust, respectively, including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 21, 2020

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

		VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
ASSETS:
Investments in securities at fair value*		$266,333,739	$180,212,402
Short-term investments at fair value**		1,677,355	2,050,563
Cash		574,997	—
Cash collateral for futures		5,375	—
Cash pledged for centrally cleared swaps (Note 2)		3,143,490	—
Cash pledged as collateral for OTC derivatives (Note 2)		160,000	—
Foreign currencies at value***		5,067,700	—
Receivables:
Investment securities sold		605,341	—
Fund shares sold		1,193,429	39,456
Dividends		5,140	3,733
Interest		1,231,719	1,192,566
Unrealized appreciation on forward foreign currency contracts		61,470	—
Unrealized appreciation on OTC swap agreements		1,366,271	—
Variation margin receivable on centrally cleared swaps		50,729	—
Prepaid expenses		1,885	1,328
Other assets		19,679	5,045
Total assets		281,498,319	183,505,093

LIABILITIES:
Payable for investment securities purchased		4,142	—
Payable for fund shares redeemed		147,242	274,761
Payable for foreign cash collateral for futures****		33,682	—
Unrealized depreciation on forward foreign currency contracts		318,897	—
Cash received as collateral for OTC derivatives (Note 2)		1,350,000	—
Payable for investment management fees		117,070	238,283
Payable for distribution and shareholder service fees		53,311	—
Payable to trustees under the deferred compensation plan (Note 6)		19,679	5,045
Payable for trustee fees		1,386	900
Other accrued expenses and liabilities		50,988	94,095
Written options, at fair valueˆ		1,444,151	—
Total liabilities		3,540,548	613,084
NET ASSETS		$277,957,771	$182,892,009

NET ASSETS WERE COMPRISED OF:
Paid-in capital		$348,848,416	$174,641,243
Total distributable earnings (loss)		(70,890,645)	8,250,766
NET ASSETS		$277,957,771	$182,892,009

*	Cost of investments in securities	$257,431,946	$179,710,919
**	Cost of short-term investments	$1,677,355	$2,049,245
***	Cost of foreign currencies	$5,009,476	$—
****	Cost of payable for foreign cash collateral for futures	$33,682	$—
ˆ	Premiums received on written options	$1,910,301	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
Class ADV
Net assets	$44,884,972	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,763,300	n/a
Net asset value and redemption price per share	$9.42	n/a

Class I
Net assets	$88,759,302	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	9,078,058	n/a
Net asset value and redemption price per share	$9.78	n/a

Class S
Net assets	$144,313,497	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	14,880,941	n/a
Net asset value and redemption price per share	$9.70	n/a

Portfolio(1)
Net assets	n/a	$182,892,009
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	17,396,207
Net asset value and redemption price per share	n/a	$10.51

(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio

INVESTMENT INCOME:
Dividends	$47,282	$288,161
Interest, net of foreign taxes withheld*	6,689,138	5,216,824
Securities lending income, net	—	1,516
Total investment income	6,736,420	5,506,501

EXPENSES:
Investment management fees	1,485,779	899,399
Distribution and shareholder service fees:
Class ADV	268,408	—
Class S	378,086	—
Transfer agent fees	423	990
Shareholder reporting expense	14,600	11,690
Professional fees	56,830	76,290
Custody and accounting expense	82,017	87,110
Trustee fees	11,086	7,195
Miscellaneous expense	11,480	12,210
Interest expense	248	1,859
Total expenses	2,308,957	1,096,743
Waived and reimbursed fees	(110,863)	(46,992)
Net expenses	2,198,094	1,049,751
Net investment income	4,538,326	4,456,750

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,054,114	6,500,893
Forward foreign currency contracts	1,085,534	302,357
Foreign currency related transactions	201,323	348
Futures	(709,522)	2,916,088
Swaps	(1,652,067)	675,838
Written options	(3,731)	—
Net realized gain	2,975,651	10,395,524
Net change in unrealized appreciation (depreciation) on:
Investments	12,790,292	3,252,455
Forward foreign currency contracts	(259,851)	80,065
Foreign currency related transactions	57,810	9,146
Futures	(452,826)	(587,337)
Swaps	788,552	(102,887)
Written options	522,522	—
Sales commitments	—	63,263
Net change in unrealized appreciation (depreciation)	13,446,499	2,714,705
Net realized and unrealized gain	16,422,150	13,110,229
Increase in net assets resulting from operations	$20,960,476	$17,566,979

* Foreign taxes withheld	$263	$148

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® BrandywineGLOBAL — Bond Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$4,538,326	$7,281,137	$4,456,750	$5,521,745
Net realized gain (loss)	2,975,651	(2,607,768)	10,395,524	(7,273,128)
Net change in unrealized appreciation (depreciation)	13,446,499	(12,801,084)	2,714,705	(1,982,360)
Increase (decrease) in net assets resulting from operations	20,960,476	(8,127,715)	17,566,979	(3,733,743)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):			(3,417,729)	(4,674,679)
Class ADV	(858,621)	(773,589)	—	—
Class I	(1,810,500)	(4,466,157)	—	—
Class S	(3,314,035)	(3,312,376)	—	—
Total distributions	(5,983,156)	(8,552,122)	(3,417,729)	(4,674,679)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	68,026,433	58,568,404	43,513,332	48,161,227
Reinvestment of distributions	5,983,156	8,552,121	3,417,729	4,674,679
	74,009,589	67,120,525	46,931,061	52,835,906
Cost of shares redeemed	(49,588,217)	(246,003,242)	(72,346,903)	(65,220,660)
Net increase (decrease) in net assets resulting from capital share transactions	24,421,372	(178,882,717)	(25,415,842)	(12,384,754)
Net increase (decrease) in net assets	39,398,692	(195,562,554)	(11,266,592)	(20,793,176)

NET ASSETS:
Beginning of year or period	238,559,079	434,121,633	194,158,601	214,951,777
End of year or period	$277,957,771	$238,559,079	$182,892,009	$194,158,601

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital		Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-19	8.93	0.11		0.56	0.67	0.18	—	—		0.18	—	9.42	7.53	1.20	1.16	1.16	1.23	44,885	72
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—		0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—		0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
12-31-16	8.88	0.05		0.24	0.29	—	—	—		—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00	*	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
Class I
12-31-19	9.26	0.18		0.57	0.75	0.23	—	—		0.23	—	9.78	8.21	0.60	0.56	0.56	1.98	88,759	72
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—		0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—		0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
12-31-16	9.19	0.11		0.25	0.36	—	—	—		—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05		0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
Class S
12-31-19	9.18	0.15		0.58	0.73	0.21	—	—		0.21	—	9.70	8.01	0.85	0.81	0.81	1.57	144,313	72
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—		0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—		0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
12-31-16	9.12	0.09		0.24	0.33	—	—	—		—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03		0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
VY® BrandywineGLOBAL- Bond Portfolio
12-31-19	9.73	0.25	•	0.73	0.98	0.20	—	—		0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—		0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—		0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—		0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
02-20-15(5)– 12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—		—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-two active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust. Prior to August 9, 2019, Bond Portfolio was known as VY® Goldman Sachs Bond Portfolio.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign

(non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2019, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to their derivative transactions failed to perform would be $2,622,163 which represents the gross payments to be received by the Portfolio on OTC purchased options, forward foreign currency contracts, and OTC inflation-linked swaps were they to be unwound as of December 31, 2019. At December 31, 2019, BlackRock Inflation Protected Bond had received $1,350,000 in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2019, BlackRock Inflation Protected Bond had a liability position of $1,670,679 on forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2019, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2019, BlackRock Inflation Protected Bond had pledged $160,000 in cash collateral for their open OTC derivative transactions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open forward foreign currency contracts at December 31, 2019. There were no open forward foreign currency contracts for Bond Portfolio at December 31, 2019.

	Purchased	Sold
BlackRock Inflation Protected Bond	61,032,104	$31,684,256
Bond Portfolio	117,300,788	40,297,585

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2019, BlackRock Inflation Protected Bond had pledged U.S. Treasury Inflation Indexed Protected Securities with an original par value of $484,000 with the broker as collateral for open futures contracts. The securities have been footnoted as pledged within the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open futures contracts at December 31, 2019.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

There were no open futures contracts for Bond Portfolio at December 31, 2019.

	Purchased	Sold
BlackRock Inflation Protected Bond	$75,267,578	$39,706,211
Bond Portfolio	74,691,587	78,533,544

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond had average notional values of $47,027,459 and $37,174,121 on purchased and written exchange-traded futures contracts, respectively, to manage its duration strategy and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written options on exchange-traded futures contracts at December 31, 2019.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond had average notional values of $107,030,872 and $308,244,992 on purchased and written interest rate swap options (“swaptions”), respectively, to manage its duration strategy and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2019.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond had average notional valued of $2,126,388 and $2,841,285 on purchased and written foreign currency options, respectively, to manage its foreign exchange exposure and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at December 31, 2019.

During the year ended December 31, 2019, BlackRock Inflation Protected Bond had purchased and written inflation rate caps and floors to gain exposure to interest rates and generate income as disclosed below. Please refer to the tables within the Portfolio of Investments for open purchased and written inflation rate caps and floors at December 31, 2019.

	Purchased	Written
Inflation rate Caps	$17,213,000	$13,289,000
Inflation rate Floors	7,743,333	15,480,000

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

A Portfolio may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed within the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which a Portfolio is seller of protection, are disclosed within the Portfolio of Investments for Bond Portfolio. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2019, Bond Portfolio had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (Corporate or Sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Bond Portfolio used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. In addition, Bond Portfolio bought and sold credit protection on single name issuers to reduce or gain its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2019, Bond Portfolio had an average notional amount of $10,947,598 on credit default swaps to buy protection and an average notional amount of $7,834,176 on credit default swaps to sell protection. There were no open credit default swaps to buy and sell protection at December 31, 2019.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Bond Portfolio were $101,426,663 and $101,957,559, respectively.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond and Bond Portfolio had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Bond Portfolio were $114,096,482 and $102,365,866, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open interest rate swaps at December 31, 2019. There were no open interest rate swaps for Bond Portfolio at December 31, 2019.

At December 31, 2019, BlackRock Inflation Protected Bond had pledged $3,143,490 in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amounts on long inflation-linked swaps for BlackRock Inflation Protected Bond were $35,526,413.

For the year ended December 31, 2019, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $153,958,896.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2019.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no open sales commitments held by Bond Portfolio at December 31, 2019.

O.  Structured Products. Bond Portfolio invests in structured products whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. There were no open structured products held by Bond Portfolio at December 31, 2019.

P.  When-Issued and Delayed-Delivery Transactions. Bond Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

To mitigate counterparty risk, a Portfolio may enter into Master Securities Forward Transaction Agreements (“MSFTA”) with its respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

December 31, 2019, there was no cash collateral pledged or received by the Portfolio for open when-issued or delayed-delivery transactions.

Q.  Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$91,173,079	$73,746,666
Bond Portfolio	89,955,856	156,043,505

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$114,114,068	$119,799,464
Bond Portfolio	696,278,128	684,534,183

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter
(1)	The Investment Adviser has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Bond Portfolio(1)	Brandywine Global Investment Management, LLC
(1)	Effective August 9, 2019, Goldman Sachs Asset Management, L.P. was removed as sub-adviser and Brandywine Global Investment Management, LLC was added as sub-adviser to Bond Portfolio.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	17.57%
Voya Solution 2025 Portfolio	Bond Portfolio	26.76
Voya Solution Income Portfolio	Bond Portfolio	18.74

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Bond Portfolio	0.58%

With the exception of the non-recoupable management fee waiver for BlackRock Inflation Protected Bond, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2020	2021	2022	Total
Bond Portfolio	$237,612	$271,640	$46,992	$556,244

The Expense Limitation Agreements are contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2019:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	3	$869,000	3.21%
Bond Portfolio	3	6,672,333	3.39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2019	318,553	—	93,232	(580,639)	(168,854)	2,939,064	—	858,621	(5,353,509)	(1,555,824)
12/31/2018	399,640	—	84,970	(905,095)	(420,485)	3,658,118	—	773,589	(8,190,985)	(3,759,278)
Class I
12/31/2019	6,137,405	—	188,348	(1,647,916)	4,677,837	57,920,215	—	1,810,500	(15,943,201)	43,787,514
12/31/2018	3,938,283	—	472,040	(23,139,542)	(18,729,219)	37,370,077	—	4,466,156	(216,557,877)	(174,721,644)
Class S
12/31/2019	761,622	—	349,295	(2,978,878)	(1,867,961)	7,167,154	—	3,314,035	(28,291,507)	(17,810,318)
12/31/2018	1,863,249	—	354,034	(2,274,717)	(57,434)	17,540,209	—	3,312,376	(21,254,380)	(401,795)
Bond Portfolio
12/31/2019	4,249,162	—	335,400	(7,133,760)	(2,549,198)	43,513,332	—	3,417,729	(72,346,903)	(25,415,842)
12/31/2018	4,887,669	—	479,946	(6,668,313)	(1,300,698)	48,161,227	—	4,674,679	(65,220,660)	(12,384,754)

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2019, the Portfolios did not have any outstanding securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
	Ordinary Income	Ordinary Income
BlackRock Inflation Protected Bond	$5,983,156	$8,552,122
Bond Portfolio	3,417,729	4,674,679

The tax-basis components of distributable earnings as of December 31, 2019 were:

	Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	(Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$134,792	$9,043,513	$(10,120,169)	Short-term	None
			(69,934,908)	Long-term	None
			$(80,055,077)
Bond Portfolio	7,773,325	480,552	$—	—	—

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after

December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.

NOTE 13 — AUDITOR CHANGE (UNAUDITED)

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trusts, on behalf of the Portfolios upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 13 — AUDITOR CHANGE (UNAUDITED) (continued)

During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 14 — SUBSEQUENT EVENTS

Dividends. Subsequent to December 31, 2019, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
BlackRock Inflation Protected Bond
Class ADV	$0.0077	February 3, 2020	January 30, 2020
Class I	$0.0123	February 3, 2020	January 30, 2020
Class S	$0.0103	February 3, 2020	January 30, 2020

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.7%
		Basic Materials: 0.1%

200,000		Other Securities	$226,977	0.1

		Communications: 1.3%
1,000,000		Alibaba Group Holding Ltd., 3.125%, 11/28/2021	1,020,054	0.4
2,600,000		NBCUniversal Media LLC, 4.375%, 04/01/2021	2,681,633	0.9
			3,701,687	1.3

		Consumer, Cyclical: 0.3%
200,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	207,515	0.1
700,000	(1)	Daimler Finance North America LLC, 3.100%, 05/04/2020	702,350	0.2
			909,865	0.3

		Consumer, Non-cyclical: 0.4%
1,000,000		UnitedHealth Group, Inc., 2.875%, 12/15/2021	1,020,001	0.4

		Energy: 1.3%
1,550,000		BP Capital Markets PLC, 3.561%, 11/01/2021	1,598,355	0.6
995,000	(1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	996,646	0.3
1,000,000	(1)	Schlumberger Finance Canada Ltd., 2.650%, 11/20/2022	1,016,859	0.4
			3,611,860	1.3

		Financial: 19.4%
1,885,000	(1)	AIA Group Ltd., 2.428%, (US0003M + 0.520%), 09/20/2021	1,886,616	0.7
1,750,000		American Express Co., 3.700%, 11/05/2021	1,803,359	0.6
585,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	585,894	0.2
2,000,000	(2)	Bank of America Corp., 2.738%, 01/23/2022	2,015,242	0.7
2,000,000	(2)	Bank of America Corp., 2.816%, 07/21/2023	2,033,101	0.7
1,250,000	(2)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	1,269,246	0.5
1,500,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	1,523,811	0.5
760,000	(1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	760,954	0.3
1,500,000		Truist Financial Corp., 2.150%, 02/01/2021	1,504,322	0.5
1,665,000		BNP Paribas SA, 5.000%, 01/15/2021	1,717,908	0.6
1,335,000		Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	1,356,059	0.5
2,465,000		Credit Suisse AG/New York NY, 2.100%–3.000%, 10/29/2021–11/12/2021	2,491,884	0.9

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,000,000	(1)	DNB Bank ASA, 2.375%, 06/02/2021	$1,006,694	0.4
1,880,000		Fifth Third Bank/Cincinnati OH, 2.875%–3.350%, 07/26/2021–10/01/2021	1,917,843	0.7
1,100,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	1,109,636	0.4
2,610,000		HSBC Holdings PLC, 2.950%, 05/25/2021	2,643,215	1.0
1,000,000	(2)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	1,000,532	0.4
2,500,000		JPMorgan Chase & Co., 2.400%–4.500%, 06/07/2021–09/23/2022	2,587,736	0.9
800,000		KeyBank NA/Cleveland OH, 3.350%, 06/15/2021	817,345	0.3
1,250,000		Lloyds Bank PLC, 3.300%, 05/07/2021	1,270,377	0.5
1,000,000	(1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	1,028,043	0.4
2,000,000		Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	2,048,972	0.7
1,015,000		Mitsubishi UFJ Financial Group, Inc., 2.190%–3.535%, 07/26/2021–09/13/2021	1,022,397	0.4
4,000,000		Morgan Stanley, 2.500%, 04/21/2021	4,031,258	1.5
1,500,000		National Australia Bank Ltd./New York, 2.500%, 01/12/2021	1,509,622	0.5
1,130,000		Santander UK PLC, 2.125%, 11/03/2020	1,131,444	0.4
1,520,000	(1)	Skandinaviska Enskilda Banken AB, 2.200%, 12/12/2022	1,524,005	0.5
1,800,000		Sumitomo Mitsui Financial Group, Inc., 2.846%–2.934%, 03/09/2021–01/11/2022	1,824,126	0.7
1,485,000		Svenska Handelsbanken AB, 2.450%–3.350%, 03/30/2021–05/24/2021	1,498,322	0.5
295,000	(1)	UBS AG/London, 2.200%, 06/08/2020	295,398	0.1
2,100,000		Wells Fargo & Co., 3.500%, 03/08/2022	2,169,117	0.8
1,740,000		Wells Fargo Bank NA, 2.600%, 01/15/2021	1,752,571	0.6
700,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	720,582	0.3
1,995,000		Other Securities	2,026,469	0.7
			53,884,100	19.4

		Industrial: 0.9%
1,000,000		Boeing Co/The, 2.700%, 05/01/2022	1,015,547	0.4
1,500,000		Caterpillar Financial Services Corp., 1.900%, 09/06/2022	1,502,840	0.5
			2,518,387	0.9

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: 1.7%
1,000,000		International Business Machines Corp., 1.875%, 08/01/2022	$999,465	0.4
2,275,000		International Business Machines Corp., 2.850%, 05/13/2022	2,324,920	0.8
1,000,000		Oracle Corp., 2.500%, 05/15/2022	1,012,996	0.3
460,000		Other Securities	465,569	0.2
			4,802,950	1.7

		Utilities: 0.3%
785,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	806,757	0.3
		Total Corporate Bonds/Notes
		(Cost $70,637,579)	71,482,584	25.7

U.S. TREASURY OBLIGATIONS: 50.3%
		Treasury Inflation Indexed Protected Securities: 50.3%
7,048,250		0.125%,07/15/2026	7,072,205	2.6
5,789,933		0.250%,07/15/2029	5,848,237	2.1
11,435,147		0.375%,01/15/2027	11,611,673	4.2
10,709,665		0.375%,07/15/2027	10,927,254	3.9
8,573,109	(3)	0.500%,01/15/2028	8,797,250	3.2
3,314,275		0.625%,01/15/2024	3,384,925	1.2
8,025,942		0.625%,01/15/2026	8,273,713	3.0
4,925,052		0.625%,02/15/2043	4,984,740	1.8
8,227,391		0.750%,07/15/2028	8,658,083	3.1
4,629,287		0.750%,02/15/2042	4,811,726	1.7
5,983,354	(3)	0.750%,02/15/2045	6,210,393	2.2
12,828,317		0.875%,01/15/2029	13,626,843	4.9
1,743,057		0.875%,02/15/2047	1,869,538	0.7
4,653,939		1.000%,02/15/2046	5,122,442	1.8
4,163,924		1.000%,02/15/2048	4,611,749	1.7
3,185,679		1.000%,02/15/2049	3,543,308	1.3
3,008,972		1.375%,02/15/2044	3,551,186	1.3
2,756,530		1.750%,01/15/2028	3,097,495	1.1
3,850,902		2.000%,01/15/2026	4,281,370	1.5
1,870,868		2.125%,02/15/2040	2,446,834	0.9
2,767,455		2.125%,02/15/2041	3,647,514	1.3
4,405,132		2.375%,01/15/2027	5,085,839	1.8
2,121,575		2.500%,01/15/2029	2,557,627	0.9
1,841,297		3.375%,04/15/2032	2,528,918	0.9
2,768,958		0.250%–3.875%, 04/15/2023–04/15/2029	3,320,157	1.2
		Total U.S. Treasury Obligations
		(Cost $133,896,640)	139,871,019	50.3

U.S. GOVERNMENT AGENCY OBLIGATIONS(4): 8.8%
		Federal Home Loan Bank: 2.6%
5,255,000		2.875%, 09/13/2024	5,527,594	2.0
1,515,000		3.250%, 11/16/2028	1,655,816	0.6
			7,183,410	2.6

		Federal Home Loan Mortgage Corporation: 1.0%
2,805,000		2.375%, 01/13/2022	2,847,664	1.0

Principal Amount†				Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS(4): (continued)
			Federal National Mortgage Association: 4.4%(4)
4,830,000			1.875%, 09/24/2026	$4,818,982	1.7
7,120,000			2.625%, 09/06/2024	7,408,881	2.7
				12,227,863	4.4

			Other U.S. Agency Obligations: 0.8%
2,190,000			2.875%, 12/21/2023	2,292,582	0.8
			Total U.S. Government Agency Obligations
			(Cost $23,578,052)	24,551,519	8.8

SOVEREIGN BONDS: 7.2%
2,500,000			Israel Government AID Bond, 5.500%, 04/26/2024	2,879,968	1.0
EUR	5,505,719	(1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	6,629,219	2.4

JPY	351,821,040		Japanese Government CPI Linked Bond, 0.100%, 03/10/2028	3,331,866	1.2
JPY	569,970,800		Japanese Government CPI Linked Bond, 0.100%, 03/10/2029	5,397,818	1.9
NZD	2,055,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	1,846,836	0.7
EUR	605,900		Other Securities	2,558	0.0
			Total Sovereign Bonds
			(Cost $19,255,460)	20,088,265	7.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.9%
1,000,000			BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	1,104,556	0.4
375,000			Freddie Mac Multifamily Structured Pass Through Certificates K071 A2, 3.286%, 11/25/2027	399,135	0.2
700,000		(1)	GS Mortgage Securities Corp. Trust 2016-RENT A, 3.203%, 02/10/2029	704,037	0.2
1,000,000			GS Mortgage Securities Trust 2017-GS7 A4, 3.430%, 08/10/2050	1,059,804	0.4
1,916,000			Other Securities	2,006,371	0.7
			Total Commercial Mortgage-Backed Securities
			(Cost $5,037,494)	5,273,903	1.9

ASSET-BACKED SECURITIES: 1.4%
			Auto Floor Plan Asset-Backed Securities: 0.6%
850,000			Ford Credit Floorplan Master Owner Trust 2017-1 A1, 2.070%, 05/15/2022	850,189	0.3
750,000			Ford Credit Floorplan Master Owner Trust A 2018-1 A1, 2.950%, 05/15/2023	757,948	0.3
				1,608,137	0.6

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities: 0.2%
625,000		Other Securities	$623,750	0.2

		Student Loan Asset-Backed Securities: 0.6%
260,000	(1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	267,152	0.1
421,836	(1)	SoFi Professional Loan Program 2015-B A1 LLC, 2.842%, (US0001M + 1.050%), 04/25/2035	423,808	0.2
800,000	(1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	819,137	0.3
			1,510,097	0.6
		Total Asset-Backed Securities
		(Cost $3,704,450)	3,741,984	1.4

			Value	Percentage of Net Assets

PURCHASED OPTIONS(5): 0.5%
		Total Purchased Options
		(Cost $1,322,271)	1,324,465	0.5
		Total Long-Term Investments
		(Cost $257,431,946)	266,333,739	95.8

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
1,677,355	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $1,677,355)	1,677,355	0.6
		Total Short-Term Investments
		(Cost $1,677,355)	1,677,355	0.6
		Total Investments in Securities (Cost $259,109,301)	$268,011,094	96.4
		Assets in Excess of Other Liabilities	9,946,677	3.6
		Net Assets	$277,957,771	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2019.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(6)	Rate shown is the 7-day yield as of December 31, 2019.

Currency Abbreviations:

EUR	EU Euro
JPY	Japanese Yen
NZD	New Zealand Dollar

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Purchased Options	$130,043	$1,194,422	$—	$1,324,465
Corporate Bonds/Notes	—	71,482,584	—	71,482,584
Commercial Mortgage-Backed Securities	—	5,273,903	—	5,273,903
Asset-Backed Securities	—	3,741,984	—	3,741,984
U.S. Government Agency Obligations	—	24,551,519	—	24,551,519
Sovereign Bonds	—	20,088,265	—	20,088,265
U.S. Treasury Obligations	—	139,871,019	—	139,871,019
Short-Term Investments	1,677,355	—	—	1,677,355
Total Investments, at fair value	$1,807,398	$266,203,696	$—	$268,011,094
Other Financial Instruments+
Centrally Cleared Swaps	—	1,414,166	—	1,414,166
Forward Foreign Currency Contracts	—	61,470	—	61,470
Futures	223,642	—	—	223,642
OTC Swaps	—	1,366,271	—	1,366,271
Total Assets	$2,031,040	$269,045,603	$—	$271,076,643
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,373,007)	$—	$(2,373,007)
Forward Foreign Currency Contracts	—	(318,897)	—	(318,897)
Futures	(384,644)	—	—	(384,644)
Written Options	(92,369)	(1,351,782)	—	(1,444,151)
Total Liabilities	$(477,013)	$(4,043,686)	$—	$(4,520,699)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2019, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,044	GBP	30,000	Bank of America N.A.	02/05/20	$267
USD	415,000	CAD	546,440	Bank of America N.A.	03/18/20	(5,920)
USD	8,217,435	JPY	895,898,000	Barclays Bank PLC	02/05/20	(43,315)
USD	464,230	GBP	358,245	Citibank N.A.	02/05/20	(10,763)
GBP	285,642	USD	370,357	Deutsche Bank AG	02/05/20	8,372
USD	422,098	EUR	381,074	Deutsche Bank AG	02/05/20	(6,254)
USD	88,982	JPY	9,654,572	JPMorgan Chase Bank N.A.	02/05/20	(39)
USD	167,161	EUR	148,612	JPMorgan Chase Bank N.A.	02/05/20	112
USD	2,786,485	JPY	302,315,000	Morgan Stanley & Co. International PLC	01/06/20	3,674
CAD	372,393	AUD	410,000	Morgan Stanley & Co. International PLC	03/18/20	(1,403)
CAD	3,883,424	USD	2,950,000	Morgan Stanley & Co. International PLC	03/18/20	41,380
EUR	260,000	USD	291,572	Morgan Stanley & Co. International PLC	03/18/20	1,448
EUR	379,122	USD	420,134	NatWest Markets PLC	02/05/20	6,024
USD	7,911,562	EUR	7,157,000	NatWest Markets PLC	02/05/20	(133,366)
GBP	33,997	USD	44,884	The Bank of Montreal	02/05/20	193
USD	54,838	CAD	73,000	UBS AG	02/05/20	(1,388)
USD	2,550,087	NZD	3,959,000	Westpac Banking Corp.	02/05/20	(116,449)
						$(257,427)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Canada 10-Year Bond	68	03/20/20	$7,199,292	$(120,771)
Euro-Schatz	106	03/06/20	13,305,586	(9,019)
U.S. Treasury 10-Year Note	30	03/20/20	3,852,656	(1,137)
U.S. Treasury 2-Year Note	126	03/31/20	27,153,000	(726)
U.S. Treasury 5-Year Note	412	03/31/20	48,867,063	(214,090)
U.S. Treasury Ultra Long Bond	8	03/20/20	1,453,250	(20,699)
			$101,830,847	$(366,442)

Short Contracts:
Euro-Bund	(27)	03/06/20	(5,163,466)	58,530
Japan 10-Year Bond (TSE)	(3)	03/13/20	(4,201,739)	(5,593)
Long-Term Euro-BTP	(41)	03/06/20	(6,551,722)	(12,609)
U.S. Treasury Ultra 10-Year Note	(126)	03/20/20	(17,728,594)	165,112
			$(33,645,521)	$205,440

At December 31, 2019, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	1.926%	Semi-Annual	10/18/21	CAD	9,350,000	$(9,850)	$(9,972)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.436)	Annual	10/06/23	EUR	310,000	(2,287)	(2,267)
Pay	3-month NZD-BBR-FRA	Quarterly	1.273	Semi-Annual	08/15/29	NZD	1,885,000	(55,966)	(54,177)
Pay	3-month USD-LIBOR	Quarterly	3.289	Semi-Annual	10/08/20	USD	2,590,000	29,527	29,487
Pay	3-month USD-LIBOR	Quarterly	1.528	Semi-Annual	11/22/20	USD	2,760,000	(5,997)	(6,040)
Pay	3-month USD-LIBOR	Quarterly	2.526	Semi-Annual	02/07/22	USD	20,030,000	335,774	351,156
Pay	3-month USD-LIBOR	Quarterly	2.033	Semi-Annual	03/30/22	USD	660,000	5,002	4,991
Pay	3-month USD-LIBOR	Quarterly	2.250	Semi-Annual	04/27/22	USD	5,370,000	64,074	63,985
Pay	3-month USD-LIBOR	Quarterly	1.713	Semi-Annual	07/13/22	USD	9,250,000	7,172	7,027
Pay	3-month USD-LIBOR	Quarterly	3.208	Semi-Annual	10/29/24	USD	1,030,000	71,287	71,287
Pay	3-month USD-LIBOR	Quarterly	3.090	Semi-Annual	11/29/24	USD	4,210,000	272,302	272,226
Pay	3-month USD-LIBOR	Quarterly	1.846	Semi-Annual	08/15/29	USD	970,000	(3,026)	(3,046)
Pay	3-month USD-LIBOR	Quarterly	1.857	Semi-Annual	08/15/29	USD	970,000	(2,138)	(2,158)
Pay	3-month USD-LIBOR	Quarterly	2.447	Semi-Annual	05/18/31	USD	210,000	9,047	9,043
Pay	3-month USD-LIBOR	Quarterly	2.102	Semi-Annual	06/22/31	USD	100,000	1,139	1,137
Pay	3-month USD-LIBOR	Quarterly	1.929	Semi-Annual	12/01/56	USD	25,000	(1,222)	(1,223)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.450)	Annual	12/16/21	EUR	1,200,000	4,054	3,997
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.290)	Annual	07/26/23	EUR	1,640,000	5,759	5,603
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.300)	Annual	07/27/23	EUR	3,100,000	11,561	11,262
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.167)	Annual	12/13/23	EUR	1,170,000	2,162	2,129
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.110)	Annual	12/27/23	EUR	300,000	207	201
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.056)	Annual	01/03/24	EUR	615,000	(291)	(304)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.050)	Annual	01/03/24	EUR	615,000	(382)	(395)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.173)	Annual	11/11/24	EUR	260,000	744	744
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.175)	Annual	03/18/25	EUR	60,000	301	298
Receive	6-month JPY-LIBOR	Semi-Annual	0.336	Semi-Annual	02/08/34	JPY	860,000	(116)	(121)
Receive	6-month JPY-LIBOR	Semi-Annual	0.295	Semi-Annual	06/17/39	JPY	5,440,000	457	394
Receive	6-month JPY-LIBOR	Semi-Annual	0.167	Semi-Annual	08/08/39	JPY	3,930,000	1,250	1,222
Receive	6-month JPY-LIBOR	Semi-Annual	0.715	Semi-Annual	03/21/44	JPY	3,980,000	(1,648)	(1,705)
Receive	6-month JPY-LIBOR	Semi-Annual	0.201	Semi-Annual	08/28/44	JPY	1,960,000	1,044	1,036
Receive	3-month NZD-BBR-FRA	Quarterly	2.545	Semi-Annual	03/20/29	NZD	2,100,000	(99,092)	(98,156)
Receive	3-month NZD-BBR-FRA	Quarterly	2.576	Semi-Annual	03/20/29	NZD	472,700	(23,161)	(22,977)
Receive	3-month NZD-BBR-FRA	Quarterly	2.588	Semi-Annual	03/20/29	NZD	252,300	(12,539)	(12,445)
Receive	3-month NZD-BBR-FRA	Quarterly	2.800	Semi-Annual	03/20/29	NZD	1,401,160	(86,981)	(85,978)
Receive	3-month USD-LIBOR	Quarterly	1.560	Semi-Annual	03/27/21	USD	5,280,000	6,592	6,509
Receive	3-month USD-LIBOR	Quarterly	1.560	Semi-Annual	03/30/21	USD	1,340,000	1,638	1,617
Receive	3-month USD-LIBOR	Quarterly	1.770	Semi-Annual	06/15/21	USD	5,780,000	(6,823)	(6,823)
Receive	3-month USD-LIBOR	Quarterly	2.561	Semi-Annual	08/02/21	USD	4,240,000	(56,784)	(56,855)
Receive	3-month USD-LIBOR	Quarterly	2.000	Semi-Annual	09/25/21	USD	1,000,000	(5,190)	(5,207)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	1.670%	Semi-Annual	09/30/21	USD	1,450,000	$711	$686
Receive	3-month USD-LIBOR	Quarterly	1.624	Semi-Annual	10/22/21	USD	7,105,000	8,534	8,412
Receive	3-month USD-LIBOR	Quarterly	3.295	Semi-Annual	11/12/21	USD	2,540,000	(74,695)	(74,738)
Receive	1-day Overnight Fed Funds Effective Rate	Annual	1.305	Annual	12/15/21	USD	15,330,000	29,733	30,407
Receive	1-day Overnight Fed Funds Effective Rate	Annual	1.411	Annual	12/15/21	USD	6,780,000	977	864
Receive	3-month USD-LIBOR	Quarterly	1.870	Semi-Annual	06/03/22	USD	5,710,000	(13,743)	(13,833)
Receive	3-month USD-LIBOR	Quarterly	1.741	Semi-Annual	07/14/22	USD	4,410,000	(9,008)	(9,082)
Receive	3-month USD-LIBOR	Quarterly	1.455	Semi-Annual	12/01/22	USD	1,180,000	4,119	4,099
Receive	3-month USD-LIBOR	Quarterly	1.619	Semi-Annual	12/21/22	USD	900,000	305	290
Receive	3-month USD-LIBOR	Quarterly	1.653	Semi-Annual	12/22/22	USD	675,000	(208)	(220)
Receive	3-month USD-LIBOR	Quarterly	1.658	Semi-Annual	12/22/22	USD	675,000	(274)	(285)
Receive	3-month USD-LIBOR	Quarterly	2.521	Semi-Annual	02/09/23	USD	10,050,000	(171,012)	(171,539)
Receive	3-month USD-LIBOR	Quarterly	2.430	Semi-Annual	03/15/23	USD	3,200,000	(48,552)	(48,529)
Receive	3-month USD-LIBOR	Quarterly	1.771	Semi-Annual	07/12/23	USD	9,400,000	(5,923)	(6,071)
Receive	3-month USD-LIBOR	Quarterly	1.546	Semi-Annual	10/26/23	USD	750,000	2,090	2,078
Receive	3-month USD-LIBOR	Quarterly	1.587	Semi-Annual	11/01/23	USD	730,000	1,479	1,467
Receive	3-month USD-LIBOR	Quarterly	1.605	Semi-Annual	11/01/23	USD	720,000	1,218	1,206
Receive	3-month USD-LIBOR	Quarterly	2.572	Semi-Annual	02/07/25	USD	2,610,000	(106,149)	(109,199)
Receive	3-month USD-LIBOR	Quarterly	2.161	Semi-Annual	03/31/25	USD	190,000	(4,002)	(4,006)
Receive	3-month USD-LIBOR	Quarterly	2.312	Semi-Annual	04/03/25	USD	800,000	(22,606)	(22,621)
Receive	3-month USD-LIBOR	Quarterly	2.350	Semi-Annual	04/27/25	USD	1,440,000	(43,224)	(43,250)
Receive	3-month USD-LIBOR	Quarterly	1.755	Semi-Annual	11/15/26	USD	1,250,000	2,207	2,183
Receive	3-month USD-LIBOR	Quarterly	1.832	Semi-Annual	05/15/29	USD	260,000	987	982
Receive	3-month USD-LIBOR	Quarterly	1.670	Semi-Annual	08/15/29	USD	2,860,000	52,544	51,710
Receive	3-month USD-LIBOR	Quarterly	1.765	Semi-Annual	08/15/29	USD	970,000	9,881	9,861
Receive	3-month USD-LIBOR	Quarterly	2.300	Semi-Annual	11/05/29	USD	400,000	(14,813)	(14,822)
Receive	3-month USD-LIBOR	Quarterly	1.893	Semi-Annual	12/23/29	USD	330,000	99	92
Receive	3-month USD-LIBOR	Quarterly	1.904	Semi-Annual	12/30/29	USD	110,000	(64)	(66)
Receive	3-month USD-LIBOR	Quarterly	2.357	Semi-Annual	03/29/30	USD	1,020,000	(42,496)	(42,517)
Receive	3-month USD-LIBOR	Quarterly	2.554	Semi-Annual	05/06/30	USD	200,000	(11,849)	(11,853)
Receive	3-month USD-LIBOR	Quarterly	2.325	Semi-Annual	06/24/34	USD	70,000	(1,023)	(1,024)
Receive	3-month USD-LIBOR	Quarterly	1.645	Semi-Annual	08/22/34	USD	300,000	13,106	13,100
Receive	3-month USD-LIBOR	Quarterly	1.907	Semi-Annual	10/21/34	USD	320,000	7,052	7,046
Receive	3-month USD-LIBOR	Quarterly	1.921	Semi-Annual	10/22/34	USD	300,000	6,257	6,251
Receive	3-month USD-LIBOR	Quarterly	1.976	Semi-Annual	10/23/34	USD	145,000	2,351	2,348
Receive	3-month USD-LIBOR	Quarterly	1.982	Semi-Annual	10/23/34	USD	145,000	2,284	2,281
Receive	3-month USD-LIBOR	Quarterly	1.998	Semi-Annual	11/07/34	USD	320,000	4,638	4,631
Receive	3-month USD-LIBOR	Quarterly	2.111	Semi-Annual	11/12/34	USD	330,000	1,667	1,660
Receive	3-month USD-LIBOR	Quarterly	2.098	Semi-Annual	10/23/39	USD	180,000	2,454	2,450
Receive	3-month USD-LIBOR	Quarterly	2.110	Semi-Annual	11/15/44	USD	390,000	3,600	3,592
Receive	3-month USD-LIBOR	Quarterly	2.378	Semi-Annual	07/05/49	USD	140,000	(1,835)	(1,838)
Receive	3-month USD-LIBOR	Quarterly	1.709	Semi-Annual	08/16/49	USD	130,000	3,739	3,736
Receive	3-month USD-LIBOR	Quarterly	1.667	Semi-Annual	08/17/49	USD	100,000	3,142	3,140
Receive	3-month USD-LIBOR	Quarterly	2.370	Semi-Annual	06/15/50	USD	370,000	(23,037)	(23,047)
								$28,261	$41,534

At December 31, 2019, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.390%	At Termination Date	06/15/49	EUR	235,000	$(14,593)	$(13,687)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.395	At Termination Date	08/15/49	EUR	285,000	(16,050)	(16,104)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.427	At Termination Date	11/15/49	EUR	305,000	(14,201)	(15,658)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.385	At Termination Date	08/15/28	GBP	465,000	4,683	5,512

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.400%	At Termination Date	08/15/28	GBP	3,160,000	$39,771	$45,368
Pay	U.K. RPI All Items Monthly	At Termination Date	3.505	At Termination Date	10/15/28	GBP	1,470,000	52,462	54,272
Pay	U.K. RPI All Items Monthly	At Termination Date	3.490	At Termination Date	03/15/29	GBP	1,590,000	28,298	29,567
Pay	U.K. RPI All Items Monthly	At Termination Date	3.360	At Termination Date	10/15/39	GBP	2,025,000	35,808	40,401
Pay	U.K. RPI All Items Monthly	At Termination Date	3.270	At Termination Date	10/15/44	GBP	1,560,000	20,053	17,218
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.750	At Termination Date	08/22/29	USD	1,350,000	(29,928)	(29,983)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.857	At Termination Date	11/25/29	USD	1,330,000	(18,527)	(18,581)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.296	At Termination Date	01/15/29	EUR	975,000	(18,628)	(18,706)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.290	At Termination Date	03/15/29	EUR	2,230,000	(34,646)	(34,758)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.053	At Termination Date	08/15/29	EUR	1,110,000	16,824	16,775
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.088	At Termination Date	11/15/29	EUR	1,115,000	14,811	15,436
Receive	U.K. RPI All Items Monthly	At Termination Date	3.456	At Termination Date	11/15/29	GBP	415,000	(3,346)	(3,543)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.458	At Termination Date	12/15/29	GBP	815,000	(2,405)	(2,408)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.420	At Termination Date	10/15/34	GBP	2,025,000	(41,530)	(48,495)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.160	At Termination Date	10/15/49	GBP	1,560,000	(14,904)	1,533
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.299	At Termination Date	09/28/21	USD	7,100,000	(113,620)	(113,857)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.205	At Termination Date	03/21/22	USD	5,100,000	(73,149)	(73,333)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.890	At Termination Date	06/29/22	USD	6,700,000	23,792	23,550
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.260	At Termination Date	05/03/23	USD	9,000,000	(208,677)	(209,001)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.211	At Termination Date	10/26/23	USD	2,500,000	(49,687)	(49,777)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.957	At Termination Date	02/06/24	USD	12,000,000	(67,852)	(68,285)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.991	At Termination Date	03/04/24	USD	3,000,000	(16,075)	(16,183)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.248	At Termination Date	03/21/24	USD	4,900,000	(118,025)	(118,212)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.023	At Termination Date	05/02/24	USD	3,500,000	(22,768)	(22,895)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.829	At Termination Date	07/31/24	USD	2,700,000	335	237

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.706%	At Termination Date	08/12/24	USD	1,300,000	$8,841	$8,794
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.351	At Termination Date	09/28/24	USD	7,400,000	(236,058)	(236,340)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.908	At Termination Date	05/24/25	USD	4,500,000	(3,655)	(3,827)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.361	At Termination Date	09/28/25	USD	6,150,000	(224,982)	(225,216)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD	1,600,000	(25,856)	(25,917)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.853	At Termination Date	06/28/26	USD	450,000	770	753
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.249	At Termination Date	10/30/28	USD	1,195,000	(39,803)	(39,852)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.746	At Termination Date	09/06/29	USD	4,100,000	94,341	94,174
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.786	At Termination Date	08/22/49	USD	430,000	28,807	28,783
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.948	At Termination Date	11/25/49	USD	425,000	8,949	8,925
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.960	At Termination Date	12/12/49	USD	775,000	12,989	12,945
								$(1,017,431)	$(1,000,375)

At December 31, 2019, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.437%	At Termination Date	01/15/21	USD	22,000,000	$588,091	$—	$588,091
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.515	At Termination Date	01/15/22	USD	16,000,000	400,515	—	400,515
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560	At Termination Date	01/15/23	USD	10,250,000	258,105	—	258,105
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD	5,500,000	119,560	—	119,560
									$1,366,271	$—	$1,366,271

At December 31, 2019, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount	Cost	Fair Value
90-Day Eurodollar	Call	03/16/20	97.75	USD	85	20,881,313	$15,450	$109,437
90-Day Eurodollar	Call	01/10/20	99.00	USD	35	8,591,013	5,726	219
90-Day Eurodollar	Call	12/13/21	99.75	USD	106	26,074,675	18,723	6,625
Euro-Bund	Put	02/21/20	171.00	EUR	8	1,363,920	6,740	13,012
U.S. Treasury 10-Year Note	Put	01/24/20	127.50	USD	4	513,688	1,256	750
							$47,895	$130,043

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
90-Day Eurodollar	Call	03/16/20	97.88	USD	85	USD	20,881,313	$12,306	$(82,875)
90-Day Eurodollar	Call	01/10/20	99.38	USD	35	USD	8,591,013	1,681	(219)
90-Day Eurodollar	Call	12/13/21	99.38	USD	53	USD	13,037,337	23,101	(9,275)
								$37,088	$(92,369)

At December 31, 2019, the following over-the-counter purchased foreign currency options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Cost	Fair Value
Call GBP vs. Put USD	Citibank N.A.	05/01/20	1.350	GBP	2,145,000	$47,424	$31,078
						$47,424	$31,078

At December 31, 2019, the following OTC written foreign currency options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Premiums Received	Fair Value
Call GBP vs. Put USD	Deutsche Bank AG	05/01/20	1.350	GBP	2,145,000	$27,379	$(31,078)
						$27,379	$(31,078)

At December 31, 2019, the following over-the-counter purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.950%	3-month USD-LIBOR	03/12/24	USD	870,000	$39,215	$76,532
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.978%	3-month USD-LIBOR	03/07/24	USD	874,500	40,205	78,504
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.052%	3-month USD-LIBOR	01/10/29	USD	220,000	12,430	20,237
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.083%	3-month USD-LIBOR	01/29/29	USD	220,000	12,496	20,611
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	53,192
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.460%	3-month USD-LIBOR	08/16/21	USD	980,000	35,072	12,305
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.724%	3-month USD-LIBOR	05/19/20	USD	1,180,000	20,031	9,417
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.824%	3-month USD-LIBOR	01/31/39	USD	120,000	6,149	9,871
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.978%	3-month USD-LIBOR	01/31/29	USD	100,000	5,780	8,807
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	493	891
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.860%	3-month USD-LIBOR	02/22/39	USD	232,500	11,503	19,461
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	17,822
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.037%	3-month USD-LIBOR	01/11/29	USD	220,000	12,523	20,057
Call on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.772%	3-month USD-LIBOR	11/05/24	USD	5,250,000	28,403	24,537
Call on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.100%	3-month USD-LIBOR	05/13/20	USD	10,355,000	25,111	44,575
Call on 20-Year interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	18,900,000	5,916	14,549
Call on 20-Year Interest Rate Swap(2)	Goldman Sachs International	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	1,310
Call on 2-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.200%	3-month USD-LIBOR	09/23/20	USD	9,490,000	29,894	11,722
Call on 2-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.500%	3-month USD-LIBOR	06/01/20	USD	6,990,000	21,001	11,180
Call on 2-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.250%	3-month USD-LIBOR	08/10/20	USD	9,640,000	45,983	10,639
Call on 2-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.476%	3-month USD-LIBOR	01/31/20	USD	10,500,000	49,792	165,916

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 30-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.600%	3-month USD-LIBOR	06/11/20	USD	775,000	$33,302	$5,621
Call on 5-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.520%	3-month USD-LIBOR	01/31/20	USD	1,350,000	15,357	51,074
Call on 5-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.521%	3-month USD-LIBOR	02/26/20	USD	2,390,000	26,290	90,562
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.100%	6-month JPY-LIBOR	06/29/22	JPY	692,890,000	94,254	4,834
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.250%	3-month USD-LIBOR	08/08/22	USD	960,000	22,728	26,599
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.950%	3-month USD-LIBOR	03/12/24	USD	870,000	39,215	15,807
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.978%	3-month USD-LIBOR	03/07/24	USD	874,500	40,205	15,344
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.052%	3-month USD-LIBOR	01/10/29	USD	220,000	12,430	6,794
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.083%	3-month USD-LIBOR	01/29/29	USD	220,000	12,496	6,654
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	20,286
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.460%	3-month USD-LIBOR	08/16/21	USD	980,000	35,072	58,214
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.724%	3-month USD-LIBOR	05/19/20	USD	1,180,000	20,031	29,227
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.350%	3-month USD-LIBOR	07/13/20	USD	2,900,000	10,856	12,511
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.824%	3-month USD-LIBOR	01/31/39	USD	120,000	6,025	4,948
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.978%	3-month USD-LIBOR	01/31/29	USD	100,000	5,778	3,282
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	461	379
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.250%	3-month USD-LIBOR	08/02/22	USD	950,000	25,650	26,194
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.860%	3-month USD-LIBOR	02/22/39	USD	232,500	11,503	9,392
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	7,577
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/13/24	USD	930,000	41,811	29,280
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/20/24	USD	930,000	37,600	29,374
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.037%	3-month USD-LIBOR	01/11/29	USD	220,000	12,523	6,878
Put on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	1.772%	3-month USD-LIBOR	11/05/24	USD	5,250,000	28,403	31,071
Put on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.100%	3-month USD-LIBOR	05/13/20	USD	10,355,000	25,111	162
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	18,900,000	5,916	653
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	3,300,000	521	75
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	3,300,000	521	75
Put on 20-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	56
Put on 2-Year interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.476%	3-month USD-LIBOR	01/31/20	USD	7,000,000	33,936	—
Put on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.850%	3-month USD-LIBOR	05/09/22	USD	1,170,000	67,934	27,986
Put on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.800%	3-month USD-LIBOR	06/07/21	USD	830,000	32,380	1,946
Put on 5-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	2.520%	3-month USD-LIBOR	01/31/20	USD	1,350,000	16,770	—
Put on 5-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.521%	3-month USD-LIBOR	02/26/20	USD	2,390,000	26,290	26
								$1,216,176	$1,155,016

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	2.788%	3-month USD-LIBOR	03/08/21	USD	1,312,000	$39,114	$(105,151)
Call on 10-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	3.050%	3-month USD-LIBOR	03/12/29	USD	700,000	37,135	(64,305)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.250%	3-month USD-LIBOR	08/19/20	USD	1,230,000	21,341	(3,957)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.605%	3-month USD-LIBOR	08/13/20	USD	980,000	24,071	(7,919)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.612%	3-month USD-LIBOR	09/14/20	USD	590,000	14,676	(5,448)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.624%	3-month USD-LIBOR	11/02/20	USD	600,000	14,640	(6,542)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.637%	3-month USD-LIBOR	11/02/20	USD	590,000	14,219	(6,623)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.763%	3-month USD-LIBOR	09/16/20	USD	1,180,000	29,677	(15,858)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.200%	3-month USD-LIBOR	06/11/20	USD	1,230,000	26,829	(40,090)
Call on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.420%	3-month USD-LIBOR	08/17/20	USD	980,000	25,480	(4,894)
Call on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	1.200%	3-month USD-LIBOR	08/17/20	USD	1,230,000	22,878	(3,425)
Call on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.007%	3-month USD-LIBOR	07/06/20	USD	615,000	13,422	(13,053)
Call on 1-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.760%	3-month USD-LIBOR	06/10/20	USD	11,440,000	32,747	(18,274)
Call on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	1.325%	3-month USD-LIBOR	08/05/20	USD	950,000	2,855	(439)
Call on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	1.582%	3-month USD-LIBOR	11/05/20	USD	5,250,000	12,416	(8,749)
Call on 2-Year interest Rate Swap(4)	Citibank N.A.	Pay	2.460%	3-month USD-LIBOR	02/26/20	USD	5,780,000	25,475	(90,566)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.400%	3-month USD-LIBOR	02/24/20	USD	2,590,000	6,128	(37,605)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.878%	3-month USD-LIBOR	04/14/20	USD	260,000	1,420	(6,298)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.888%	3-month USD-LIBOR	04/14/20	USD	270,000	1,496	(6,593)
Call on 2-Year interest Rate Swap(4)	Deutsche Bank AG	Pay	2.938%	3-month USD-LIBOR	04/17/20	USD	260,000	1,543	(6,587)
Call on 2-Year interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.436%	3-month USD-LIBOR	02/01/21	USD	3,300,000	24,629	(52,663)
Call on 2-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	0.700%	3-month USD-LIBOR	09/23/20	USD	18,970,000	20,867	(6,838)
Call on 2-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.000%	3-month USD-LIBOR	06/01/20	USD	13,980,000	19,149	(3,525)
Call on 2-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.530%	3-month USD-LIBOR	12/14/20	USD	2,815,000	13,512	(9,845)
Call on 2-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.535%	3-month USD-LIBOR	12/11/20	USD	2,815,000	13,442	(9,882)
Call on 2-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	0.750%	3-month USD-LIBOR	08/10/20	USD	19,270,000	36,618	(5,127)
Call on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.910%	3-month USD-LIBOR	11/27/26	USD	190,000	24,653	(17,154)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	-0.035%	6-month EUR-EURIBOR	09/13/22	EUR	600,000	9,338	(5,784)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	-0.138%	6-month EUR-EURIBOR	09/12/22	EUR	600,000	9,029	(4,599)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	1.624%	3-month USD-LIBOR	11/02/20	USD	600,000	14,640	(23,319)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	1.637%	3-month USD-LIBOR	11/02/20	USD	590,000	14,219	(22,423)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	2.788%	3-month USD-LIBOR	03/08/21	USD	1,312,000	39,114	(6,301)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.050%	3-month USD-LIBOR	03/12/29	USD	700,000	37,135	(21,869)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.870%	3-month USD-LIBOR	06/07/21	USD	1,770,000	34,676	(1,645)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.605%	3-month USD-LIBOR	08/13/20	USD	980,000	$24,071	$(36,067)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.612%	3-month USD-LIBOR	09/14/20	USD	590,000	14,676	(22,206)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.650%	3-month USD-LIBOR	08/19/20	USD	1,230,000	21,341	(41,778)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.750%	3-month USD-LIBOR	08/07/20	USD	460,000	7,671	(12,469)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.763%	3-month USD-LIBOR	09/16/20	USD	1,180,000	29,677	(33,239)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.000%	3-month USD-LIBOR	08/03/20	USD	510,000	7,599	(7,324)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.200%	3-month USD-LIBOR	06/11/20	USD	1,230,000	26,829	(7,231)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.350%	3-month USD-LIBOR	07/10/20	USD	670,000	7,102	(2,829)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	05/09/22	USD	2,550,000	73,975	(30,472)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	08/08/22	USD	960,000	11,568	(13,027)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.250%	3-month USD-LIBOR	08/08/22	USD	960,000	5,712	(5,924)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.420%	3-month USD-LIBOR	08/17/20	USD	980,000	25,480	(49,564)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.950%	3-month USD-LIBOR	07/13/20	USD	970,000	10,406	(14,965)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.300%	3-month USD-LIBOR	06/15/20	USD	930,000	14,155	(3,930)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.300%	3-month USD-LIBOR	07/27/20	USD	940,000	11,515	(5,252)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.350%	3-month USD-LIBOR	07/10/20	USD	670,000	6,767	(2,829)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.600%	3-month USD-LIBOR	08/17/20	USD	1,230,000	22,878	(45,852)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.750%	3-month USD-LIBOR	08/02/22	USD	950,000	13,015	(12,792)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	3.250%	3-month USD-LIBOR	08/02/22	USD	950,000	6,222	(5,798)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.007%	3-month USD-LIBOR	07/06/20	USD	615,000	13,422	(7,835)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.250%	3-month USD-LIBOR	08/20/24	USD	980,000	29,054	(40,636)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/13/24	USD	930,000	25,539	(16,980)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/20/24	USD	930,000	22,714	(17,056)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/13/24	USD	930,000	15,565	(9,454)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/20/24	USD	930,000	13,630	(9,509)
Put on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.760%	3-month USD-LIBOR	06/10/20	USD	11,440,000	32,747	(6,724)
Put on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.150%	3-month USD-LIBOR	05/28/21	USD	14,860,000	41,682	(11,271)
Put on 1-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.350%	3-month USD-LIBOR	05/17/21	USD	10,930,000	21,669	(4,664)
Put on 1-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.320%	3-month USD-LIBOR	04/06/20	USD	11,505,000	24,448	(2)
Put on 1-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	2.350%	3-month USD-LIBOR	04/06/20	USD	11,505,000	24,506	(1)
Put on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.325%	3-month USD-LIBOR	08/05/20	USD	950,000	2,855	(3,346)
Put on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	1.582%	3-month USD-LIBOR	11/05/20	USD	5,250,000	12,416	(10,220)
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.400%	3-month USD-LIBOR	06/01/21	USD	18,400,000	33,304	(7,410)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/14/21	EUR	1,040,000	2,873	(1,569)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/14/21	EUR	1,010,000	2,747	(1,219)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/25/21	EUR	1,140,000	$2,605	$(1,808)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.050%	6-month EUR-EURIBOR	06/10/21	EUR	2,310,000	5,817	(2,752)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.100%	6-month EUR-EURIBOR	03/29/21	EUR	4,470,000	15,550	(2,744)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.110%	6-month EUR-EURIBOR	05/17/21	EUR	2,262,400	7,485	(1,797)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.120%	6-month EUR-EURIBOR	04/08/21	EUR	6,960,000	26,460	(3,196)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.200%	6-month EUR-EURIBOR	01/23/20	EUR	2,210,000	2,591	—
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.200%	6-month EUR-EURIBOR	01/31/20	EUR	1,200,000	1,075	—
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.550%	6-month EUR-EURIBOR	12/21/20	EUR	1,790,000	6,492	(34)
Put on 2-Year interest Rate Swap(5)	Citibank N.A.	Receive	0.000%	6-month EUR-EURIBOR	06/21/21	EUR	1,220,000	2,973	(1,522)
Put on 2-Year interest Rate Swap(5)	Citibank N.A.	Receive	0.100%	6-month EUR-EURIBOR	04/12/21	EUR	3,490,000	11,641	(2,342)
Put on 2-Year interest Rate Swap(5)	Goldman Sachs International	Receive	0.000%	6-month EUR-EURIBOR	06/18/21	EUR	1,040,000	2,410	(1,601)
Put on 2-Year interest Rate Swap(5)	Goldman Sachs International	Receive	0.160%	6-month EUR-EURIBOR	04/12/21	EUR	3,490,000	11,750	(1,736)
Put on 2-Year interest Rate Swap(5)	JPMorgan Chase Bank N.A.	Receive	0.600%	6-month EUR-EURIBOR	12/14/20	EUR	3,790,000	14,342	(51)
Put on 2-Year interest Rate Swap(5)	Morgan Stanley & Co. International PLC	Receive	0.080%	6-month EUR-EURIBOR	05/31/21	EUR	1,490,000	4,347	(1,165)
Put on 2-Year interest Rate Swap(5)	Morgan Stanley & Co. International PLC	Receive	0.150%	6-month EUR-EURIBOR	04/19/21	EUR	3,460,000	12,434	(1,899)
Put on 2-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	2.000%	3-month USD-LIBOR	11/27/20	USD	5,720,000	7,751	(8,642)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	1.530%	3-month USD-LIBOR	12/14/20	USD	2,815,000	13,512	(15,688)
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	2.460%	3-month USD-LIBOR	02/26/20	USD	5,780,000	25,475	—
Put on 2-Year interest Rate Swap(1)	Citibank N.A.	Receive	3.250%	3-month USD-LIBOR	12/29/20	USD	3,130,000	11,424	(195)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.878%	3-month USD-LIBOR	04/14/20	USD	6,260,000	45,307	(1)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.888%	3-month USD-LIBOR	04/14/20	USD	270,000	2,205	—
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.900%	3-month USD-LIBOR	05/29/20	USD	3,410,000	25,063	(2)
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	2.938%	3-month USD-LIBOR	04/17/20	USD	260,000	1,985	—
Put on 2-Year interest Rate Swap(1)	Deutsche Bank AG	Receive	3.400%	3-month USD-LIBOR	02/24/20	USD	2,590,000	9,454	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.800%	3-month USD-LIBOR	01/03/20	USD	1,910,000	4,450	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.878%	3-month USD-LIBOR	04/14/20	USD	260,000	2,150	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	2.888%	3-month USD-LIBOR	04/14/20	USD	6,270,000	45,301	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.150%	3-month USD-LIBOR	05/05/20	USD	2,100,000	11,602	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.350%	3-month USD-LIBOR	05/29/20	USD	2,890,000	10,512	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.450%	3-month USD-LIBOR	06/08/20	USD	2,870,000	11,882	—
Put on 2-Year interest Rate Swap(1)	Goldman Sachs International	Receive	3.500%	3-month USD-LIBOR	06/15/20	USD	1,820,000	6,779	—
Put on 2-Year interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.436%	3-month USD-LIBOR	02/01/21	USD	3,300,000	26,341	(2,020)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/01/21	EUR	1,210,000	2,499	(1,967)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/19/21	EUR	1,240,000	2,269	(2,163)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	-0.050%	6-month EUR-EURIBOR	07/02/21	EUR	1,180,000	2,489	(2,375)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.150%	6-month EUR-EURIBOR	08/09/21	EUR	1,570,000	$2,128	$(5,192)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.150%	6-month EUR-EURIBOR	08/09/21	EUR	2,780,000	3,847	(9,193)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.250%	6-month EUR-EURIBOR	09/03/21	EUR	5,030,000	8,276	(20,919)
Put on 2-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.500%	3-month USD-LIBOR	08/24/20	USD	3,560,000	12,015	(4)
Put on 2-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.535%	3-month USD-LIBOR	12/11/20	USD	2,815,000	13,442	(15,449)
Put on 30-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.910%	3-month USD-LIBOR	11/27/26	USD	190,000	24,653	(26,899)
Put on 30-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.850%	3-month USD-LIBOR	06/11/20	USD	930,000	12,490	(1,997)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/27/20	EUR	1,740,000	4,896	(5,590)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	-0.035%	6-month EUR-EURIBOR	09/13/22	EUR	600,000	9,338	(12,946)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	-0.138%	6-month EUR-EURIBOR	09/12/22	EUR	600,000	9,029	(15,154)
								$1,834,949	$(1,313,837)

At December 31, 2019, the following over-the-counter purchased interest rate floors were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Cost	Fair Value
Put Option-Max [0, Exercise Rate)- 5-Year Constant Maturity Swap]	Goldman Sachs International	0.350%	Receive	07/08/20	USD	4,670,000	$3,853	$2,951
Put Option-Max [0, Exercise Rate)- 5-Year Constant Maturity Swap]	Goldman Sachs International	0.400%	Receive	06/29/20	USD	4,630,000	3,704	4,001
							$7,557	$6,952

At December 31, 2019, the following over-the-counter purchased interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Cost	Fair Value
Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	Morgan Stanley & Co. International PLC	0.370%	Pay	02/12/20	USD	4,410,000	$3,219	$1,376
							$3,219	$1,376

At December 31, 2019, the following over-the-counter written interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	Morgan Stanley & Co. International PLC	0.470%	Pay	02/12/20	USD	4,410,000	$1,590	$(212)
							$1,590	$(212)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION	SUMMARY PORTFOLIO OF INVESTMENTS
PROTECTED BOND PORTFOLIO	AS OF DECEMBER 31, 2019 (CONTINUED)

At December 31, 2019, the following over-the-counter written interest rate floors were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put Option-Max [0, Exercise Rate)- 5-Year Constant Maturity Swap]	Goldman Sachs International	0.250%	Receive	07/08/20	USD 9,330,000	$4,665	$(2,715)
Put Option-Max [0, Exercise Rate)- 5-Year Constant Maturity Swap]	Goldman Sachs International	0.300%	Receive	06/29/20	USD 9,260,000	4,630	(3,940)
						$9,295	$(6,655)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index semi-annually.

(3)	Portfolio pays the exercise rate semi-annually and receives the floating rate index semi-annually.

(4)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(5)	Portfolio receives the exercise rate annually and pays the floating rate index semi-annually.

Currency Abbreviations

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

NZD — New Zealand Dollar

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$31,078
Interest rate contracts	Investments in securities at value*	1,293,387
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	61,470
Interest rate contracts	Net Assets — Unrealized appreciation**	223,642
Interest rate contracts	Net Assets — Unrealized appreciation***	1,414,166
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,366,271
Total Asset Derivatives		$4,390,014
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$318,897
Interest rate contracts	Net Assets — Unrealized depreciation**	384,644
Interest rate contracts	Net Assets — Unrealized depreciation***	2,373,007
Foreign exchange contracts	Written options, at fair value	31,078
Interest rate contracts	Written options, at fair value	1,413,073
Total Liability Derivatives		$4,520,699

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION	SUMMARY PORTFOLIO OF INVESTMENTS
PROTECTED BOND PORTFOLIO	AS OF DECEMBER 31, 2019 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(16,487)	$1,085,534	$—	$—	$—	$1,069,047
Interest rate contracts	51,972	—	(709,522)	(1,652,067)	(3,731)	(2,313,348)
Total	$35,485	$1,085,534	$(709,522)	$(1,652,067)	$(3,731)	$(1,244,301)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(16,346)	$(259,851)	$—	$—	$(3,699)	$(279,896)
Interest rate contracts	(117,826)	—	(452,826)	788,552	526,221	744,121
Total	$(134,172)	$(259,851)	$(452,826)	$788,552	$522,522	$464,225

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2019:

	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets	The Bank of Montreal	UBS AG	Westpac Banking Corp.	Totals
Assets:
Purchased options	$—	$454,923	$271,518	$—	$8,318	$372,698	$86,965	$—	$—	$—	$—	$1,194,422
Forward foreign currency contracts	267	—	—	8,372	—	112	46,502	6,024	193	—	—	61,470
OTC Inflation-linked swaps	—	588,091	778,180	—	—	—	—	—	—	—	—	1,366,271
Total Assets	$267	$1,043,014	$1,049,698	$8,372	$8,318	$372,810	$133,467	$6,024	$193	$—	$—	$2,622,163
Liabilities:
Forward foreign currency contracts	$5,920	$43,315	$10,763	$6,254	$—	$39	$1,403	$133,366	$—	$1,388	$116,449	318,897
Written options	—	746,345	198,175	88,164	43,407	150,482	125,209	—	—	—	—	1,351,782
Total Liabilities	$5,920	$789,660	$208,938	$94,418	$43,407	$150,521	$126,612	$133,366	$—	$1,388	$116,449	$1,670,679
Net OTC derivative instruments by counterparty, at fair value	$(5,653)	$253,354	$840,760	$(86,046)	$(35,089)	$222,289	$6,855	$(127,342)	$193	$(1,388)	$(116,449)	951,484
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(253,354)	$(820,000)	$80,000	$35,089	$(222,289)	$—	$—	$—	$—	$—	$(1,180,554)
Net Exposure(1)(2)	$(5,653)	$—	$20,760	$(6,046)	$—	$—	$6,855	$(127,342)	$193	$(1,388)	$(116,449)	$(229,070)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2019, the Portfolio had pledged $40,000 and $40,000, respectively, in cash collateral to Goldman Sachs International and Morgan Stanley & Co. International PLC, respectively. In addition, the Portfolio had received $300,000 and $230,000 in cash collateral from Barclays Bank PLC and JPMorgan Chase Bank N.A., respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $262,528,332.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$13,286,783
Gross Unrealized Depreciation	(4,243,270)
Net Unrealized Appreciation	$9,043,513

See Accompanying Notes to Financial Statements

VY® BRANDYWINEGLOBAL —	PORTFOLIO OF INVESTMENTS
BOND PORTFOLIO	AS OF DECEMBER 31, 2019

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 32.8%
		Basic Materials: 1.1%
1,940,000		Steel Dynamics, Inc., 3.450%, 04/15/2030	$1,964,235	1.1

		Communications: 2.1%
3,740,000	(1)	NBCUniversal Enterprise, Inc., 2.309%, (US0003M + 0.400%), 04/01/2021	3,750,249	2.1

		Consumer, Non-cyclical: 6.4%
6,715,000		Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	8,444,775	4.6
2,510,000	(1)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	2,684,558	1.4
460,000	(1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	497,629	0.3
150,000	(1)	Bristol-Myers Squibb Co., 3.900%, 02/20/2028	165,312	0.1
			11,792,274	6.4

		Energy: 4.7%
510,000		Petroleos Mexicanos, 6.750%, 09/21/2047	512,711	0.3
2,835,000	(1)	Petroleos Mexicanos, 7.690%, 01/23/2050	3,103,687	1.7
4,610,000	(1)	Saudi Arabian Oil Co., 4.375%, 04/16/2049	5,033,478	2.7
			8,649,876	4.7

		Financial: 4.2%
2,890,000		Canadian Imperial Bank of Commerce, 2.341%, (SOFRRATE + 0.800%), 03/17/2023	2,900,777	1.6
4,815,000		Wells Fargo & Co., 2.961%, (US0003M + 1.025%), 07/26/2021	4,872,275	2.6
			7,773,052	4.2

		Technology: 14.3%
5,295,000	(1)	Dell International LLC / EMC Corp., 5.300%, 10/01/2029	5,967,500	3.3
7,390,000		Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	8,889,060	4.9
4,365,000		International Business Machines Corp., 4.250%, 05/15/2049	4,988,539	2.7
5,430,000		Micron Technology, Inc., 5.327%, 02/06/2029	6,230,056	3.4
			26,075,155	14.3
		Total Corporate Bonds/Notes (Cost $59,048,013)	60,004,841	32.8

MUNICIPAL BONDS: 0.0%
		Minnesota: 0.0%
63,472		Northstar Education Finance, Inc., 2.036%, (US0003M + 0.100%), 04/28/2030	63,348	0.0
		Total Municipal Bonds (Cost $62,517)	63,348	0.0

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 48.9%
		U.S. Treasury Bonds: 3.9%
6,410,000		2.875%, 05/15/2049	$7,059,312	3.9

		U.S. Treasury Floating Rate Notes: 45.0%
24,700,000		1.665%, (USBMMY3M + 0.139%), 04/30/2021	24,689,723	13.5
50,700,000		1.746%, (USBMMY3M + 0.220%), 07/31/2021	50,729,686	27.7
6,830,000		1.826%, (USBMMY3M + 0.300%), 10/31/2021	6,842,721	3.8
			82,262,130	45.0
		Total U.S. Treasury Obligations (Cost $89,806,201)	89,321,442	48.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.9%
		Federal Home Loan Bank: 5.4%
9,800,000		1.875%,07/07/2021	9,841,144	5.4

		Federal National Mortgage Association: 11.5%(2)
21,000,000		1.500%,07/30/2020	20,981,627	11.5
		Total U.S. Government Agency Obligations (Cost $30,794,188)	30,822,771	16.9
		Total Long-Term Investments (Cost $179,710,919)	180,212,402	98.6

SHORT-TERM INVESTMENTS: 1.1%
		Commercial Paper: 0.7%
1,300,000		VW Credit, Inc., 2.200%, 03/30/2020 (Cost $1,291,694)	1,293,012	0.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
757,551	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.520% (Cost $757,551)	757,551	0.4
		Total Short-Term Investments (Cost $2,049,245)	2,050,563	1.1
		Total Investments in Securities (Cost $181,760,164)	$182,262,965	99.7
		Assets in Excess of Other Liabilities	629,044	0.3
		Net Assets	$182,892,009	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(3)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

VY® BRANDYWINEGLOBAL —	PORTFOLIO OF INVESTMENTS
BOND PORTFOLIO	AS OF DECEMBER 31, 2019 (CONTINUED)

Reference Rate Abbreviations:

SOFRRATE	Secured Overnight Financing Rate
US0003M	3-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$60,004,841	$—	$60,004,841
Municipal Bonds	—	63,348	—	63,348
U.S. Government Agency Obligations	—	30,822,771	—	30,822,771
U.S. Treasury Obligations	—	89,321,442	—	89,321,442
Short-Term Investments	757,551	1,293,012	—	2,050,563
Total Investments, at fair value	$757,551	$181,505,414	$—	$182,262,965

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2019 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(150,634)	$(150,634)
Foreign exchange contracts	302,357	—	—	302,357
Interest rate contracts	—	2,916,088	826,472	3,742,560
Total	$302,357	$2,916,088	$675,838	$3,894,283

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$215,702	$215,702
Foreign exchange contracts	80,065	—	—	80,065
Interest rate contracts	—	(587,337)	(318,589)	(905,926)
Total	$80,065	$(587,337)	$(102,887)	$(610,159)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $181,782,413.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,342,341
Gross Unrealized Depreciation	(861,789)
Net Unrealized Appreciation	$480,552

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2019 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.1768
Class I	NII	$0.2326
Class S	NII	$0.2085
VY® BrandywineGLOBAL — Bond Portfolio	NII	$0.1984

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust (“VVIT”) and (800) 366-0066 for Voya Investors Trust (“VIT”).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	146	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	146	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	146	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	146	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	146	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant (May 2001–Present).	146	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015–Present	Retired.	146	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*	Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020–Present	Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB-ADVISORY CONTRACTS, AND SUB-SUB-ADVISORY CONTRACT

At a meeting held on November 21, 2019, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT”) (together, the “Trusts”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of VY® BlackRock Inflation Protected Bond Portfolio, a series of VIT, and VY® BrandywineGLOBAL — Bond Portfolio, a series of VVIT (together, the “Portfolios”), the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-advisers to each Portfolio (the “Sub-Advisers”), and the sub-sub-advisory contract (the “Sub- Sub-Advisory Contract,” and together with the Management Contracts and the Sub-Advisory Contracts, the “Contracts”) with the sub-sub-adviser to VY® BlackRock Inflation Protected Bond Portfolio (the “Sub-Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers or the Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts (including sub-sub-advisory contracts) for the Voya funds. The Board has established a Contracts

Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory and sub-sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management, sub-advisory and sub-sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory, and sub-advisory arrangements, as applicable.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

responsibilities to one or more sub-advisers or sub-sub-adviser. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers or sub-sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers and Sub-Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser or Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers and Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, the Sub-Advisers and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser and Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers and Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, the Sub-Advisers or the Sub-Sub-Adviser,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules, and that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the applicable Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by the relevant Sub-Adviser and not the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers or the Sub-Sub-Adviser, which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager’s, Sub-Advisers’, and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different

Board members may have given different weight to different individual factors and related conclusions.

VY® BrandywineGLOBAL — Bond Portfolio

In considering whether to approve the renewal of the Management Contract for VY® BrandywineGLOBAL — Bond Portfolio (formerly, VY® Goldman Sachs Bond Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date period and underperformed for the one-year and three-year periods. In analyzing this performance data, the Board took into account management’s representations regarding the recent changes to the Portfolio, including a change to the Sub-Adviser managing the Portfolio, effective August 9, 2019, which means that performance prior to August 9, 2019 reflects the performance of a different sub-adviser.

In considering the fees payable under the Management Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VIT3AIS (1219-022020)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $26,525 for the year ended December 31, 2019 and $26,908 for the year ended December 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2019 and $2,700 for the year ended December 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,107 for the year ended December 31, 2019 and $5,327 for the year ended December 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $62 for the year ended December 31, 2019 and $0 for the year ended December 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2019 and December 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Variable Insurance Trust	$5,170	$8,027
Voya Investments, LLC (1)	$107,750	$38,950

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Insurance Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2020